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If you are considering investing in the Lindner Funds, we urge you to read the Prospectus before you invest. Please select the document you would like to download to your computer. Documents are in Adobe Acrobat Reader format. If you don't have Acrobat Reader, you may (link)download the program free of charge.

(link)Account Application

(link)Traditional IRA Account Application

(link)Traditional IRA Custodial Agreement

(link)Roth IRA Account Application

(link)Lindner Funds Prospectus

(link)Dividend and Capital Gains Cash Distribution Form

(link)Name Change Form

(link)Automatic Investment Plan Form

(link)Power of Attorney Form

(link)Transfer on Death Form

(link)Re-Registration Form

(link)Telephone Privileges Form

(link)Redemption Form

(link)Systematic Withdrawal Plan Form

(link)IRA Systematic Withdrawal Plan Form

(link)IRA Withdrawal Form

(link)IRA Beneficiary Designation Form

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